MFS(R) TOTAL RETURN FUND *

                      Supplement to the Current Prospectus

The portfolio manager section of the prospectus is hereby restated as follows:

The fund is managed by a team of portfolio managers, headed by David M. Calabro. The team is comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas and Lisa B. Nurme, each an MFS Senior Vice President, and a portfolio manager of the fund's equity portion. David S. Kennedy, also an MFS Senior Vice President, is the portfolio manager of the fund's fixed income securities. These individuals have been the fund's portfolio managers since: Mr. Calabro - 1995, Mr. Enright - 1999, Mr. Gorham - January 2002, Mr. Mokas - 1998, Ms. Nurme - 1995 and Mr. Kennedy - September 2000 and have been employed in the MFS investment management area since: Mr. Calabro - 1992, Mr. Enright - 1986, Mr. Gorham - 1992, Mr. Mokas - 1990, Ms. Nurme - 1987 and Mr. Kennedy - June 2000. Prior to joining MFS, Mr. Kennedy was a fixed income portfolio manager and research analyst with Harbor Capital Management Company. Ms. Nurme is taking a sabbatical commencing on or about May 28 and ending on or about September 3, 2002.

Members of the team may change from time to time, and a current list of team members is available on the MFS website at www.mfs.com.

                  The date of this Supplement is May 28, 2002.

* El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.